UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23341

Name of Fund:	BlackRock Funds IV
BlackRock Systematic ESG Bond Fund

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds IV, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2021

Date of reporting period: 05/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2021

2021 Annual Report

BlackRock Funds IV

•	BlackRock Systematic ESG Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of May 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period in a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for most of the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion and more stable U.S. trade policy. While we are underweight long-term on credit, global high-yield and Asian bonds present attractive opportunities, as do emerging market bonds denominated in local currencies. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.95%	40.32%

U.S. small cap equities (Russell 2000® Index)	25.28	64.56

International equities (MSCI Europe, Australasia, Far East Index)	15.19	38.41

Emerging market equities (MSCI Emerging Markets Index)	15.15	51.00

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.04	0.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.07)	(7.30)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.16)	(0.40)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.54	4.70

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.18	14.90

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2021	BlackRock Systematic ESG Bond Fund

Investment Objective

BlackRock Systematic ESG Bond Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2021, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, except for the Fund’s Investor C Shares, which underperformed the benchmark.

Investment Process

The Fund seeks to provide a combination of income and capital growth by investing in a portfolio of debt securities using model-based asset allocation and security selection models.

To determine the Fund’s investable universe, BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment adviser, will, utilizing BlackRock’s environmental, social and governance (“ESG”) research, first seek to screen out certain companies or industries based on ESG criteria determined by BlackRock. Such screening criteria includes (i) companies with exposure to controversial weapons, civilian firearms, tobacco and fossil fuels beyond specified thresholds as determined by BlackRock, (ii) UN Global Compact violators, and (iii) corporate issuers (to the extent they have been assigned ESG ratings by third-party ratings agencies, which may not be available in all circumstances) that have ESG ratings that are below a threshold established by BlackRock.

Fund management, relying on BlackRock’s Systematic Fixed Income Research, then selects securities for the Fund by using a systematic method that relies on proprietary quantitative models to allocate the Fund’s assets among (i) various bond sectors by evaluating each sector’s relative value and risk-adjusted return and (ii) bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality, transaction costs and other factors.

In conjunction with this systematic method and to the extent applicable to a particular sector, Fund management selects and weights securities based on an issuer’s ability to manage the ESG risks to which its business is exposed, as determined by BlackRock. Fund management makes such determinations based on BlackRock’s ESG research, which includes due diligence of the ESG risks and opportunities facing an issuer. Fund management may also give consideration to third-party ESG ratings.

While Fund management considers environmental, social and governance criteria, only one or two of these categories may be considered with respect to a particular investment or sector, and categories may be weighted differently according to the type of investment being considered. In addition, the Fund may gain indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers with exposures that are inconsistent with the ESG criteria used by BlackRock as described above.

The Fund generally seeks to invest in fixed income instruments that, with respect to certain sectors, have an ESG assessment that is better, in BlackRock’s view, than the ESG assessment of such sectors within the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark”). Such sectors receiving a positive ESG assessment by BlackRock compared to the Benchmark may not comprise the majority of the Fund’s portfolio.

What factors influenced performance?

The Fund implemented its strategy of investing in a portfolio of corporate bonds of companies that the investment adviser believes carry the potential in aggregate to promote positive societal outcomes.

Positive contributions to performance relative to the benchmark were highlighted by security selection within corporate bonds, most notably overweight exposures within technology, banking and consumer cyclicals. Asset allocation contributed positively as well, primarily due to overweight positions to both investment grade and high yield corporate bonds. Finally, selection within mortgage-backed securities (“MBS”) added to performance.

The principal detractor from relative performance was positioning with respect to both U.S. and global interest rates as government bond yields broadly rose in the first quarter of 2021.

Describe recent portfolio activity.

Entering the period, the Fund was positioned in anticipation of economic recovery driven by vaccine rollouts and high levels of pent-up consumer saving, which supported a continuation of the “risk-on” theme in markets. In this vein, the Fund was overweight both investment grade and high yield corporate credit. In January 2021, the Fund rotated out of some of its shorter maturity investment grade corporate bond exposure in favor of high yield credit, approaching its maximum overweight to high yield by the end of the first quarter of 2021. The Fund was positioned for the yield curve to steepen beginning in September 2020.

The Fund held a modest amount of cash committed for pending transactions. The cash balance did not have any material impact on Fund performance.

The Fund held derivatives during the period, including futures and interest rate swaps. Futures are commonly used for strategic day-to-day interest rate hedging and tactically expressing relative value yield curve strategies. Interest rate swaps are used as part of the Fund’s global interest rate strategies. The Fund’s use of derivatives detracted from Fund performance over the period.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock Systematic ESG Bond Fund

Describe portfolio positioning at period end.

As of period end, the Fund was overweight in investment grade corporate credit with the largest sector overweight positions being to brokerage/asset managers/exchanges, banking, technology and consumer cyclical. The Fund also held an out-of-benchmark allocation to high yield corporate debt. The Fund was overweight in securitized assets, particularly agency MBS and asset-backed securities. The Fund was underweight in U.S. Treasury securities and government-related securities compared to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on August 23, 2016.

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
(b)

The Fund invests, under normal circumstances, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; MBS issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial MBS; mortgage to-be announced (“TBA”) securities; debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Impact Bond Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance Summary for the Period Ended May 31, 2021

				Average Annual Total Returns(a)(b)
				1 Year		Since Inception(c)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	0.98%	0.43%	(2.26)%	(0.08)%	N/A	3.16%	N/A
Investor A	0.71	0.09	(2.47)	(0.32)	(4.31)%	2.90	2.02%
Investor C.	0.00	(1.01)	(2.84)	(1.07)	(2.04)	2.13	2.13
Class K	1.04	0.44	(2.33)	(0.02)	N/A	3.20	N/A

Bloomberg Barclays U.S. Aggregate Bond Index	—	—	(2.16)	(0.40)	N/A	2.90	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund invests, under normal circumstances, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; MBS issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial MBS; mortgage to-be announced (“TBA”) securities; debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Impact Bond Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	The Fund commenced operations on August 23, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2021 (continued)	BlackRock Systematic ESG Bond Fund

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$977.40	$2.02		$1,000.00	$1,022.89	$2.07		0.41%
Investor A.	1,000.00	975.30	3.25		1,000.00	1,021.64	3.33		0.66
Investor C	1,000.00	971.60	6.93		1,000.00	1,017.90	7.09		1.41
Class K	1,000.00	976.70	1.77		1,000.00	1,023.14	1.82		0.36

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO ALLOCATION

Asset Type	Percent of Total Investments
Corporate Bonds	47%
U.S. Government Sponsored Agency Securities	31
U.S. Treasury Obligations	12
Money Market Funds	8
Non-Agency Mortgage-Backed Securities	3
Asset-Backed Securities	2
Other*	(3)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percent of Total Investments
AAA/Aaa(d)	43%
AA/Aa	4
A	24
BBB/Baa	21
BB/Ba	5
B	1
CCC/Caa	—	(c)
N/R	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Rounds to less than 1% of total investments.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	BlackRock Systematic ESG Bond Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on December 1, 2020 and held through May 31, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments May 31, 2021	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Avant Loans Funding Trust 2021-REV1, Series 2021- REV1, Class A, 1.21%, 07/15/30(a)	$130	$130,037
Carvana Auto Receivables Trust 2021-N2, Series 2021- N2, Class B, 0.75%, 03/10/28(b)	50	49,999
Drive Auto Receivables Trust 2021-1, Series 2021-1, Class C, 1.02%, 06/15/27	220	221,140
Exeter Automobile Receivables Trust, Series 2021-1A, Class C, 0.74%, 01/15/26	240	240,075
Hyundai Auto Receivables Trust, Series 2019-B, Class A3, 1.94%, 02/15/24	155	156,816
Santander Drive Auto Receivables Trust, Series 2021-1, Class C, 0.75%, 02/17/26	110	110,127
Upstart Securitization Trust, Series 2021-1, Class A, 0.87%, 03/20/31(a)	130	130,476
Upstart Securitization Trust 2021-2, Series 2021-2,
Class A, 0.91%, 06/20/31(a)	300	300,384

Total Asset-Backed Securities — 2.2% (Cost: $1,337,219)		1,339,054

Corporate Bonds

Advertising Agencies — 0.1%
Omnicom Group, Inc., 2.60%, 08/01/31	35	34,872

Aerospace & Defense — 0.4%
3M Co.
2.65%, 04/15/25	75	80,213
4.00%, 09/14/48	30	35,498
Carlisle Cos., Inc., 2.75%, 03/01/30	100	102,485
Howmet Aerospace, Inc., 6.88%, 05/01/25	25	28,944
Trane Technologies Luxembourg Finance SA, 4.50%, 03/21/49	25	30,208

		277,348

Airlines — 0.1%
Delta Air Line, Inc., 7.38%, 01/15/26	50	58,873
Southwest Airlines Co., 4.75%, 05/04/23	15	16,173

		75,046

Auto Components — 0.0%
Aptiv PLC, 5.40%, 03/15/49	10	12,849

Automobiles — 1.2%
American Honda Finance Corp., 2.35%, 01/08/27	200	210,994
AutoNation, Inc., 4.75%, 06/01/30	110	129,423
Cummins, Inc., 2.60%, 09/01/50	30	27,087
Daimler Finance North America LLC, 8.50%, 01/18/31	15	22,454
Genuine Parts Co., 1.88%, 11/01/30	220	208,335
Lithia Motors, Inc., 4.38%, 01/15/31(a)	55	57,965
Toyota Motor Credit Corp., 3.00%, 04/01/25	100	108,278

		764,536

Banks — 1.7%
Bank of Montreal, (5 year USD Swap + 1.43%), 3.80%, 12/15/32(c)	25	27,616
Comerica, Inc., 4.00%, 02/01/29	50	56,479
HSBC USA, Inc., 3.50%, 06/23/24	100	108,689
ING Groep NV
3.15%, 03/29/22	200	204,825
3.55%, 04/09/24	400	432,417
Royal Bank of Canada, 2.25%, 11/01/24	25	26,332

Security	Par (000)	Value

Banks (continued)
SVB Financial Group
3.50%, 01/29/25	$75	$81,270
3.13%, 06/05/30	50	52,353
1.80%, 02/02/31	80	74,949

		1,064,930

Beverages — 1.1%
Ball Corp., 2.88%, 08/15/30	15	14,325
Coca-Cola Co., 2.50%, 03/15/51	20	17,831
Diageo Capital PLC
2.13%, 10/24/24	200	210,126
2.00%, 04/29/30	200	197,554
Keurig Dr. Pepper, Inc., 4.60%, 05/25/28	25	29,147
PepsiCo, Inc.
2.63%, 03/19/27	80	86,285
3.00%, 10/15/27	50	55,111
4.45%, 04/14/46	25	30,922
2.88%, 10/15/49	25	24,643

		665,944

Biotechnology — 0.1%
Gilead Sciences, Inc., 0.75%, 09/29/23	40	40,047

Building Materials — 0.8%
Boise Cascade Co., 4.88%, 07/01/30(a)	75	79,312
Carrier Global Corp., 2.72%, 02/15/30	90	92,413
Fortune Brands Home & Security, Inc., 3.25%, 09/15/29	100	106,756
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 1.75%, 09/15/30	35	33,188
Louisiana Pacific Corp., 3.63%, 03/15/29(a)	100	100,000
Owens Corning, 3.88%, 06/01/30	50	55,445
US Concrete, Inc., 5.13%, 03/01/29(a)	5	5,113

		472,227

Building Products — 0.2%
Allegion PLC, 3.50%, 10/01/29	25	26,724
Home Depot, Inc., 3.35%, 04/15/50	50	52,561
Lowe’s Cos., Inc., 3.50%, 04/01/51	45	46,152

		125,437

Capital Markets — 1.4%
Ares Capital Corp., 2.15%, 07/15/26	280	278,488
Brookfield Finance, Inc.
4.85%, 03/29/29	100	116,220
4.70%, 09/20/47	20	23,350
Charles Schwab Corp., 3.20%, 03/02/27	25	27,347
FS KKR Capital Corp., 3.40%, 01/15/26	100	103,270
Golub Capital BDC, Inc., 2.50%, 08/24/26	20	20,041
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.38%, 02/01/29(a)	75	73,594
Invesco Finance PLC, 3.75%, 01/15/26	25	27,724
Northern Trust Corp., 3.15%, 05/03/29	50	54,460
State Street Corp., (SOFR + 2.69%), 2.83%, 03/30/23(c)	40	40,858
TD Ameritrade Holding Corp., 2.95%, 04/01/22	100	101,850

		867,202

Chemicals — 1.6%
Air Products and Chemicals, Inc.
1.50%, 10/15/25	100	102,479
2.05%, 05/15/30	25	25,051
2.80%, 05/15/50	100	95,061
Albemarle Corp., 4.15%, 12/01/24	50	54,953
DuPont de Nemours, Inc., 5.42%, 11/15/48	10	13,294

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
EI du Pont de Nemours and Co., 2.30%, 07/15/30	$100	$101,110
FMC Corp.
3.20%, 10/01/26	25	27,004
3.45%, 10/01/29	50	53,763
International Flavors & Fragrances, Inc., 3.20%, 05/01/23 .	150	156,519
Methanex Corp., 5.25%, 12/15/29	25	26,235
Mosaic Co., 5.45%, 11/15/33	10	12,363
Sherwin-Williams Co.
2.95%, 08/15/29	100	106,010
3.80%, 08/15/49	40	43,312
3.30%, 05/15/50	100	100,935
WESCO Distribution, Inc., 7.25%, 06/15/28(a)	50	55,437

		973,526

Commercial Services & Supplies(a) — 0.3%
ASGN, Inc., 4.63%, 05/15/28.	150	156,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29	25	26,000
Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, 08/31/27	10	9,597

		191,597

Communications Equipment — 0.0%
Motorola Solutions, Inc., 5.50%, 09/01/44	10	12,502

Construction & Engineering — 0.0%
Weekley Homes LLC/Weekley Finance Corp., 4.88%,
09/15/28(a)	10	10,372

Construction Materials — 0.2%
Williams Scotsman International, Inc., 4.63%, 08/15/28(a)	100	102,663

Consumer Discretionary — 0.0%
Royal Caribbean Cruises Ltd., 11.50%, 06/01/25(a)	25	28,937

Consumer Finance — 1.5%
American Express Co., 3.63%, 12/05/24	25	27,421
American Express Credit Corp., 2.70%, 03/03/22	100	101,691
Automatic Data Processing, Inc., 1.25%, 09/01/30	200	187,995
Discover Financial Services
5.20%, 04/27/22	50	52,123
3.75%, 03/04/25	25	27,309
Mastercard, Inc.
3.95%, 02/26/48	25	28,918
3.65%, 06/01/49	10	11,077
3.85%, 03/26/50	20	22,931
2.95%, 03/15/51	85	84,530
Moody’s Corp., 2.55%, 08/18/60	10	8,280
OneMain Finance Corp., 5.38%, 11/15/29	50	53,188
PayPal Holdings, Inc., 3.25%, 06/01/50	50	50,827
S&P Global, Inc., 2.30%, 08/15/60	125	101,243
Synchrony Financial
4.25%, 08/15/24	50	54,788
5.15%, 03/19/29	50	58,050
Visa, Inc., 3.65%, 09/15/47	48	53,988

		924,359

Containers & Packaging — 0.1%
Clearwater Paper Corp., 4.75%, 08/15/28(a)	15	14,700
International Paper Co., 3.80%, 01/15/26	50	55,846

		70,546

Diversified Financial Services — 9.8%
Air Lease Corp.
3.38%, 07/01/25	100	107,361

Security	Par (000)	Value

Diversified Financial Services (continued)
Air Lease Corp. (continued)
2.88%, 01/15/26	$100	$104,799
Aircastle Ltd., 5.00%, 04/01/23	50	53,543
Ally Financial, Inc., 8.00%, 11/01/31	25	35,314
Banco Santander SA, 2.75%, 12/03/30	200	196,459
Bank of America Corp.
4.45%, 03/03/26	50	57,016
(3 mo. LIBOR US + 1.37%), 3.59%, 07/21/28(c)	100	110,158
(3 mo. LIBOR US + 1.52%), 4.33%, 03/15/50(c)	25	29,425
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51(c)	50	56,931
(SOFR + 0.96%), 1.73%, 07/22/27(c)	255	258,202
(SOFR + 1.15%), 1.32%, 06/19/26(c)	250	251,821
(SOFR + 1.32%), 2.69%, 04/22/32(c)	235	238,273
(SOFR + 1.65%), 3.48%, 03/13/52(c)	25	25,902
(SOFR + 1.93%), 2.68%, 06/19/41(c)	40	37,795
Bank of Nova Scotia, 2.70%, 08/03/26	75	80,366
Citigroup, Inc.
3.70%, 01/12/26	50	55,499
4.45%, 09/29/27	75	85,842
8.13%, 07/15/39	25	41,957
(3 mo. LIBOR US + 1.34%), 3.98%, 03/20/30(c)	100	112,483
(3 mo. LIBOR US + 1.56%), 3.89%, 01/10/28(c)	50	55,793
(SOFR + 0.69%), 0.78%, 10/30/24(c)	100	100,494
(SOFR + 1.17%), 2.56%, 05/01/32(c)	30	30,072
(SOFR + 2.84%), 3.11%, 04/08/26(c)	115	123,415
Clorox Co., 1.80%, 05/15/30	150	145,444
CME Group, Inc., 5.30%, 09/15/43	40	55,842
Goldman Sachs Group, Inc.
4.25%, 10/21/25	25	28,111
3.75%, 02/25/26	25	27,780
2.60%, 02/07/30	100	102,668
3.80%, 03/15/30	100	111,414
6.25%, 02/01/41	25	35,945
4.80%, 07/08/44	10	12,526
(3 mo. LIBOR US + 1.16%), 3.81%, 04/23/29(c)	50	55,410
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(c)	50	56,747
(SOFR + 0.61%), 0.86%, 02/12/26(c)	125	124,502
(SOFR + 0.80%), 1.43%, 03/09/27(c)	100	100,100
(SOFR + 1.09%), 1.99%, 01/27/32(c)	65	62,050
(SOFR + 1.28%), 2.62%, 04/22/32(c)	130	131,007
HSBC Holdings PLC, 7.63%, 05/17/32	50	69,866
Intercontinental Exchange, Inc.
2.65%, 09/15/40	50	46,663
4.25%, 09/21/48	70	79,727
John Deere Capital Corp., 2.60%, 03/07/24	25	26,508
JPMorgan Chase & Co.
3.88%, 09/10/24	70	76,714
4.95%, 06/01/45	10	12,704
(3 mo. LIBOR US + 1.25%), 3.96%, 01/29/27(c)	200	223,669
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(c)	100	110,234
(3 mo. LIBOR US + 1.38%), 3.96%, 11/15/48(c)	120	135,068
(3 mo. LIBOR US + 1.46%), 4.03%, 07/24/48(c)	20	22,550
(3 mo. LIBOR US + 1.58%), 4.26%, 02/22/48(c)	25	29,177
(SOFR + 0.70%), 1.04%, 02/04/27(c)	115	113,596
(SOFR + 1.51%), 2.53%, 11/19/41(c)	100	91,341
(SOFR + 1.58%), 3.33%, 04/22/52(c)	38	38,465
Lloyds Banking Group PLC
4.45%, 05/08/25	200	225,141
3.75%, 01/11/27	200	221,576

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) May 31, 2021	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Mitsubishi UFJ Financial Group, Inc.
2.53%, 09/13/23	$200	$209,264
3.78%, 03/02/25	100	109,811
Morgan Stanley
5.00%, 11/24/25	50	57,998
3.88%, 01/27/26	75	84,002
6.38%, 07/24/42	25	36,946
4.38%, 01/22/47	15	18,037
(3 mo. LIBOR US + 1.46%), 3.97%, 07/22/38(c)	100	114,297
(3 mo. LIBOR US + 1.63%), 4.43%, 01/23/30(c)	75	87,089
(SOFR + 0.53%), 0.79%, 05/30/25(b)(c)	50	49,962
(SOFR + 1.03%), 1.79%, 02/13/32(c)	140	131,954
(SOFR + 1.43%), 2.80%, 01/25/52(c)	25	23,387
(SOFR + 4.84%), 5.60%, 03/24/51(c)	74	105,849
Sumitomo Mitsui Financial Group, Inc., 2.75%, 01/15/30	200	207,575

		6,057,636

Diversified Telecommunication Services — 1.7%
AT&T, Inc.
0.90%, 03/25/24	85	85,232
1.70%, 03/25/26	155	156,385
3.55%, 09/15/55(a)	41	38,768
3.80%, 12/01/57(a)	40	39,390
3.65%, 09/15/59(a)	3	2,869
British Telecommunications PLC, 5.13%, 12/04/28	200	236,764
Deutsche Telekom International Finance BV
8.75%, 06/15/30	70	103,635
9.25%, 06/01/32	25	40,354
Koninklijke KPN NV, 8.38%, 10/01/30	50	69,678
Verizon Communications, Inc.
3.38%, 02/15/25	53	57,766
4.33%, 09/21/28	51	58,617
2.65%, 11/20/40	25	23,034
4.75%, 11/01/41	40	48,669
2.88%, 11/20/50	100	90,136

		1,051,297

Electric Utilities — 1.5%
Avangrid, Inc.
3.15%, 12/01/24	50	53,682
3.80%, 06/01/29	100	110,805
CenterPoint Energy Houston Electric LLC, Series AD, 2.90%, 07/01/50	20	19,261
Consolidated Edison Co. of New York, Inc.
Series 20A, 3.35%, 04/01/30	50	54,230
Series A, 4.13%, 05/15/49	30	33,783
Series C, 3.00%, 12/01/60	25	22,436
Eversource Energy
3.45%, 01/15/50	50	50,887
Series R, 1.65%, 08/15/30	30	28,184
Exelon Corp.
4.05%, 04/15/30	75	84,034
5.10%, 06/15/45	25	31,529
ITC Holdings Corp., 3.25%, 06/30/26	150	162,572
National Rural Utilities Cooperative Finance Corp.
1.00%, 06/15/26	95	93,951
4.30%, 03/15/49	10	12,099
NextEra Energy Operating Partners LP, 4.50%,
09/15/27(a)	50	54,380
PECO Energy Co., 3.00%, 09/15/49	25	25,071

Security	Par (000)	Value

Electric Utilities (continued)
San Diego Gas & Electric Co.
6.00%, 06/01/39	$25	$34,096
4.15%, 05/15/48	15	17,665
3.32%, 04/15/50	10	10,174

		898,839

Electronic Equipment, Instruments & Components — 0.4%
Avnet, Inc., 4.88%, 12/01/22	40	42,439
Keysight Technologies, Inc., 3.00%, 10/30/29	200	208,654
Xerox Holdings Corp., 5.50%, 08/15/28(a)	25	25,812

		276,905

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor,
Inc., 4.08%, 12/15/47	40	43,249

Environmental, Maintenance, & Security Service — 0.1%
Waste Connections, Inc., 2.60%, 02/01/30	50	51,018

Equity Real Estate Investment Trusts (REITs) — 2.0%
American Campus Communities Operating Partnership LP
2.85%, 02/01/30	100	101,213
3.88%, 01/30/31	40	43,658
AvalonBay Communities, Inc., 4.35%, 04/15/48	15	17,896
Camden Property Trust, 2.95%, 12/15/22	20	20,694
Crown Castle International Corp., 3.70%, 06/15/26	50	55,080
CyrusOne LP/CyrusOne Finance Corp., 3.45%, 11/15/29	25	26,138
Equinix, Inc., 2.90%, 11/18/26	10	10,648
Essex Portfolio LP, 1.70%, 03/01/28	40	38,859
Federal Realty Investment Trust, 3.25%, 07/15/27	50	53,534
Iron Mountain, Inc., 4.50%, 02/15/31(a)	40	39,750
Kilroy Realty LP, 3.80%, 01/15/23	20	20,858
MGM Growth Properties Operating Partnership LP/MGP
Finance Co-Issuer, Inc., 3.88%, 02/15/29(a)	50	50,580
Park Intermediate Holdings LLC/PK Domestic Property
LLC/PK Finance Co.Issuer, 5.88%, 10/01/28(a)	75	80,062
Realty Income Corp., 3.25%, 01/15/31	75	80,179
RHP Hotel Properties LP/RHP Finance Corp., 4.50%,
02/15/29(a)	75	74,625
Simon Property Group LP
3.25%, 11/30/26	50	54,503
3.80%, 07/15/50	50	52,443
Starwood Property Trust, Inc., 4.75%, 03/15/25	200	208,560
Weyerhaeuser Co., 4.00%, 04/15/30	200	225,621

		1,254,901

Food & Staples Retailing — 0.7%
Campbell Soup Co., 4.80%, 03/15/48.	20	23,877
Conagra Brands, Inc., 4.60%, 11/01/25	50	57,207
Costco Wholesale Corp., 1.38%, 06/20/27	200	201,145
Kellogg Co., 3.25%, 04/01/26	50	54,631
Kraft Heinz Foods Co., 4.25%, 03/01/31	25	27,799
Sysco Corp.
2.60%, 06/12/22	50	51,119
4.45%, 03/15/48	25	28,864

		444,642

Food Products — 0.3%
Bunge Ltd. Finance Corp., 3.75%, 09/25/27	100	110,311
Tyson Foods, Inc., 4.50%, 06/15/22	50	51,649

		161,960

Health Care Equipment & Supplies — 0.6%
Abbott Laboratories, 3.88%, 09/15/25.	70	78,381

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Equipment & Supplies (continued)
Baxter International, Inc., 3.50%, 08/15/46	$10	$10,672
Becton Dickinson and Co., 2.82%, 05/20/30	50	51,756
DENTSPLY SIRONA, Inc., 3.25%, 06/01/30	100	105,638
DH Europe Finance II Sarl, 3.40%, 11/15/49	15	15,677
Medtronic, Inc., 4.63%, 03/15/45	25	31,584
Thermo Fisher Scientific, Inc.
4.13%, 03/25/25	30	33,438
4.10%, 08/15/47	55	63,486

		390,632

Health Care Providers & Services — 1.5%
AmerisourceBergen Corp.
2.70%, 03/15/31	106	107,830
4.30%, 12/15/47	20	22,874
Anthem, Inc., 2.38%, 01/15/25	25	26,271
Baylor Scott & White Holdings, 2.84%, 11/15/50	4	3,839
Cardinal Health, Inc., 3.50%, 11/15/24	100	108,425
DaVita, Inc., 3.75%, 02/15/31(a)	15	14,381
HCA, Inc.
5.25%, 06/15/26	25	29,064
5.50%, 06/15/47	123	154,525
5.25%, 06/15/49	40	49,252
Humana, Inc., 3.95%, 08/15/49	70	76,100
McKesson Corp., 4.75%, 05/30/29	25	29,652
ModivCare, Inc., 5.88%, 11/15/25(a)	100	105,538
Molina Healthcare, Inc., 3.88%, 11/15/30(a)	50	50,937
UnitedHealth Group, Inc.
2.30%, 05/15/31	30	30,137
4.45%, 12/15/48	45	55,530
3.13%, 05/15/60	50	49,456

		913,811

Health Care Technology — 0.3%
Catalent Pharma Solutions, Inc., 3.13%, 02/15/29(a)	25	24,058
Laboratory Corp. of America Holdings
2.95%, 12/01/29	75	78,294
2.70%, 06/01/31	65	65,126
4.70%, 02/01/45	10	11,687

		179,165

Hotels, Restaurants & Leisure — 0.2%
Boyd Gaming Corp., 8.63%, 06/01/25(a)	50	55,000
Choice Hotels International, Inc., 3.70%, 12/01/29	40	42,954
Las Vegas Sands Corp., 3.50%, 08/18/26	10	10,591
Yum! Brands, Inc., 4.63%, 01/31/32	25	26,126

		134,671

Household Durables — 0.4%
NVR, Inc., 3.00%, 05/15/30	190	198,243
Tempur Sealy International, Inc., 4.00%, 04/15/29(a)	25	25,050

		223,293

Insurance — 2.7%
Aflac, Inc., 4.75%, 01/15/49	125	157,355
Athene Holding Ltd., 4.13%, 01/12/28	50	55,385
AXIS Specialty Finance LLC, 3.90%, 07/15/29	50	54,265
Brown & Brown, Inc., 2.38%, 03/15/31	65	63,782
Equitable Holdings, Inc., 4.35%, 04/20/28	50	56,748
Markel Corp., 4.90%, 07/01/22	70	73,331
Marsh & McLennan Cos, Inc., 4.75%, 03/15/39	30	37,431
Marsh & McLennan Cos., Inc.
3.30%, 03/14/23	50	52,460
3.50%, 03/10/25	50	54,556

Security	Par (000)	Value

Insurance (continued)
Marsh & McLennan Cos., Inc. (continued)
4.38%, 03/15/29	$150	$174,785
4.20%, 03/01/48	220	261,973
MetLife, Inc., Series D, 4.37%, 09/15/23	70	76,151
Principal Financial Group, Inc., 3.70%, 05/15/29	50	55,423
Progressive Corp.
2.45%, 01/15/27	100	106,328
3.20%, 03/26/30	40	43,233
3.95%, 03/26/50	50	57,366
Prudential PLC, 3.13%, 04/14/30	200	213,048
Travelers Cos., Inc., 3.75%, 05/15/46	25	28,039
Willis North America, Inc., 3.88%, 09/15/49	25	27,240

		1,648,899

Interactive Media & Services — 0.3%
Alphabet, Inc.
2.00%, 08/15/26	75	78,663
1.90%, 08/15/40	100	88,202
2.05%, 08/15/50	30	25,325

		192,190

Internet & Direct Marketing Retail — 1.6%
Alibaba Group Holding Ltd.
2.80%, 06/06/23	200	208,160
3.60%, 11/28/24	400	433,692
3.40%, 12/06/27	200	218,194
Amazon.com, Inc.
2.10%, 05/12/31	50	50,148
2.88%, 05/12/41	20	19,874
3.10%, 05/12/51	20	19,959
3.25%, 05/12/61	20	20,055

		970,082

Internet Software & Services — 0.4%
Booking Holdings, Inc., 4.63%, 04/13/30	150	175,284
VeriSign, Inc., 2.70%, 06/15/31(b)	55	55,072

		230,356

IT Services — 0.8%
Booz Allen Hamilton, Inc., 3.88%, 09/01/28(a)	5	5,003
DXC Technology Co., 4.25%, 04/15/24	50	54,388
Fiserv, Inc., 3.50%, 07/01/29	25	27,147
Gartner, Inc., 4.50%, 07/01/28(a)	150	157,875
International Business Machines Corp., 5.60%, 11/30/39	50	67,171
Verisk Analytics, Inc.
4.13%, 09/12/22	25	26,149
4.13%, 03/15/29	100	112,182
3.63%, 05/15/50	30	30,525

		480,440

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.
2.75%, 09/15/29	100	103,410
2.30%, 03/12/31	110	108,166

		211,576

Machinery — 0.7%
Caterpillar Financial Services Corp., 1.10%, 09/14/27	150	147,534
Caterpillar, Inc., 3.25%, 09/19/49	30	31,654
Dover Corp., 2.95%, 11/04/29	50	52,851
IDEX Corp., 3.00%, 05/01/30	50	52,117

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) May 31, 2021	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
Snap-on, Inc., 4.10%, 03/01/48.	$15	$17,566
Terex Corp., 5.00%, 05/15/29(a)	100	104,000

		405,722

Media — 1.1%
Bell Canada, Inc.,, 4.46%, 04/01/48	20	23,697
Comcast Corp.
3.97%, 11/01/47	40	44,821
4.05%, 11/01/52	90	102,582
TEGNA, Inc.
4.75%, 03/15/26(a)	15	15,932
5.00%, 09/15/29	100	102,375
Thomson Reuters Corp.
4.30%, 11/23/23	100	108,143
5.85%, 04/15/40	30	39,912
Walt Disney Co., 2.20%, 01/13/28	200	205,702
WMG Acquisition Corp., 3.00%, 02/15/31(a)	55	51,906

		695,070

Metals & Mining — 0.9%
Alcoa Nederland Holding BV, 5.50%, 12/15/27(a)	200	216,736
ArcelorMittal SA, 4.25%, 07/16/29	5	5,424
Newmont Corp., 5.45%, 06/09/44	25	32,896
Reliance Steel & Aluminum Co., 2.15%, 08/15/30	200	194,733
Steel Dynamics, Inc., 3.45%, 04/15/30	100	108,024

		557,813

Multi-Utilities — 0.1%
Atmos Energy Corp.
4.13%, 10/15/44	15	16,986
4.13%, 03/15/49	20	23,074
Southern California Gas Co., Series UU, 4.13%, 06/01/48	30	34,594

		74,654

Offshore Drilling & Other Services — 0.3%
Applied Materials, Inc., 2.75%, 06/01/50	50	47,297
Lam Research Corp., 3.75%, 03/15/26	100	112,007

		159,304

Oil, Gas & Consumable Fuels — 3.3%
Apache Corp.
4.88%, 11/15/27	25	26,250
5.10%, 09/01/40	25	25,799
Buckeye Partners LP, 3.95%, 12/01/26	50	50,750
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27	90	104,413
3.70%, 11/15/29	135	145,001
Cheniere Energy, Inc., 4.63%, 10/15/28(a)	75	78,750
Chevron Corp.
3.19%, 06/24/23	70	73,593
3.08%, 05/11/50	20	19,870
CNX Resources Corp., 7.25%, 03/14/27(a)	25	26,885
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.00%, 02/01/29(a)	25	25,875
Exxon Mobil Corp.
3.29%, 03/19/27	350	388,807
3.45%, 04/15/51	20	20,733
Hess Corp., 4.30%, 04/01/27	65	72,355
MPLX LP
4.88%, 12/01/24	2	2,256
4.88%, 06/01/25	25	28,236
4.70%, 04/15/48	20	22,305
5.50%, 02/15/49	40	49,405

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp., 8.50%, 07/15/27	$40	$48,572
ONEOK Partners LP, 3.38%, 10/01/22	70	72,166
ONEOK, Inc.
2.75%, 09/01/24	150	158,390
7.15%, 01/15/51	10	14,016
Ovintiv Exploration, Inc., 5.38%, 01/01/26	100	112,629
Ovintiv, Inc., 6.50%, 08/15/34	25	33,055
Pioneer Natural Resources Co., 2.15%, 01/15/31	165	158,511
Sabine Pass Liquefaction LLC, 6.25%, 03/15/22	100	103,038
Southwestern Energy Co., 8.38%, 09/15/28	15	16,621
Sunoco LP/Sunoco Finance Corp., 5.88%, 03/15/28	100	105,000
Total Capital SA, 3.88%, 10/11/28	50	56,640
Western Midstream Operating LP, 5.30%, 02/01/30	25	27,563

		2,067,484

Personal Products — 0.1%
Estee Lauder Cos., Inc., 2.60%, 04/15/30	50	51,861
Procter & Gamble Co., 3.60%, 03/25/50	30	35,022

		86,883

Pharmaceuticals — 1.2%
AbbVie, Inc.
2.60%, 11/21/24	35	37,073
4.25%, 11/14/28	50	57,585
3.20%, 11/21/29	35	37,541
AstraZeneca PLC, 3.38%, 11/16/25	50	54,976
Bausch Health Cos., Inc., 7.25%, 05/30/29(a)	75	77,438
CVS Health Corp., 4.78%, 03/25/38	50	59,536
Eli Lilly & Co.
3.38%, 03/15/29	150	166,216
3.95%, 03/15/49	45	52,299
Merck & Co., Inc., 3.60%, 09/15/42	50	55,324
Viatris, Inc., 4.00%, 06/22/50(a)	70	70,927
Zoetis, Inc., 3.25%, 02/01/23	70	72,844

		741,759

Producer Durables: Miscellaneous — 0.3%
Oracle Corp.
2.88%, 03/25/31	165	169,030
3.95%, 03/25/51	40	41,540

		210,570

Road & Rail — 0.0%
CSX Corp., 4.50%, 03/15/49	25	29,935

Semiconductors & Semiconductor Equipment — 1.1%
Hubbell, Inc., 3.50%, 02/15/28	35	37,977
Jabil, Inc., 3.60%, 01/15/30	25	26,856
Maxim Integrated Products, Inc., 3.45%, 06/15/27	50	54,897
Micron Technology, Inc., 4.66%, 02/15/30	35	40,309
NVIDIA Corp.
3.20%, 09/16/26	100	110,326
2.85%, 04/01/30	25	26,614
3.50%, 04/01/50	60	64,292
ON Semiconductor Corp., 3.88%, 09/01/28(a)	100	101,500
Qorvo, Inc., 3.38%, 04/01/31(a)	15	15,293
Sensata Technologies, Inc., 4.38%, 02/15/30(a)	50	51,625
Texas Instruments, Inc.
1.85%, 05/15/22	100	101,470
1.75%, 05/04/30	35	34,172

		665,331

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software — 1.1%
Autodesk, Inc.
4.38%, 06/15/25	$25	$28,043
3.50%, 06/15/27	75	82,721
Electronic Arts, Inc.
1.85%, 02/15/31	45	42,859
2.95%, 02/15/51	35	32,570
Microsoft Corp.
2.53%, 06/01/50	25	23,277
2.92%, 03/17/52	50	50,044
Roper Technologies, Inc., 2.95%, 09/15/29	25	26,290
ServiceNow, Inc., 1.40%, 09/01/30	180	165,117
VMware, Inc.
2.95%, 08/21/22	50	51,432
3.90%, 08/21/27	175	194,378

		696,731

Specialty Retail — 0.0%
L Brands, Inc., 6.63%, 10/01/30(a)	25	28,575

Technology Hardware, Storage & Peripherals — 1.3%
Adobe, Inc.
2.15%, 02/01/27	100	105,039
2.30%, 02/01/30	75	76,871
Apple, Inc.
1.70%, 09/11/22	25	25,486
2.85%, 02/23/23	25	26,018
1.80%, 09/11/24	25	26,076
3.35%, 02/09/27	25	27,764
3.00%, 06/20/27	35	38,610
Dell International LLC/EMC Corp.(a)
5.45%, 06/15/23	25	27,207
8.10%, 07/15/36	20	29,602
8.35%, 07/15/46	140	219,732
Hewlett Packard Enterprise Co., 4.40%, 10/15/22	50	52,371
HP, Inc.
3.40%, 06/17/30	100	106,455
6.00%, 09/15/41	16	20,802
Seagate HDD Cayman, 5.75%, 12/01/34	25	28,000

		810,033

Textiles, Apparel & Luxury Goods — 0.3%
NIKE, Inc.
2.75%, 03/27/27	100	108,065
3.38%, 11/01/46	50	53,737
Tapestry, Inc., 4.25%, 04/01/25	40	43,486

		205,288

Transportation Infrastructure — 0.2%
United Parcel Service, Inc., 5.30%, 04/01/50	70	97,611

Utilities — 0.1%
Veolia Environnement SA, 6.75%, 06/01/38	25	35,234

Wireless Telecommunication Services — 0.5%
American Tower Corp.
2.25%, 01/15/22	50	50,599
4.00%, 06/01/25	100	110,537

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
Crown Castle International Corp.
1.35%, 07/15/25	$55	$55,545
4.15%, 07/01/50	20	21,738
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(a)	5	4,950
VICI Properties LP/VICI Note Co., Inc., 4.13%, 08/15/30(a).	50	50,770

		294,139

Total Corporate Bonds — 49.1% (Cost: $30,063,646)		30,392,638

Foreign Agency Obligations

Hungary — 0.1%
Hungary Government International Bond, 5.75%, 11/22/23	50	56,369

Mexico — 0.1%
Mexico Government International Bond, 5.55%, 01/21/45	80	95,440

Panama — 0.1%
Panama Government International Bond, 9.38%,
04/01/29	25	36,788

Philippines — 0.1%
Philippine Government International Bond, 10.63%,
03/16/25	35	47,792

Uruguay — 0.2%
Uruguay Government International Bond
4.38%, 10/27/27	25	28,638
4.38%, 01/23/31	50	58,009
4.98%, 04/20/55	30	37,365

		124,012

Total Foreign Agency Obligations — 0.6% (Cost: $350,131)		360,401

Municipal Bonds

California — 0.2%
Regents of the University of California Medical Center
Pooled Revenue, RB, BAB, Series H, 6.55%, 05/15/48	25	37,864
Santa Clara Valley Transportation Authority, RB, BAB, Series A, 5.88%, 04/01/32	15	18,913
State of California, GO, BAB, 7.30%, 10/01/39	50	78,229

		135,006

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, RB,
Series A, Senior Lien, 4.81%, 10/01/14	15	20,420

New Jersey — 0.1%
New Jersey Transportation Trust Fund Authority,
Refunding RB, Series B, 4.13%, 06/15/42	25	27,385
New Jersey Turnpike Authority, RB, BAB, Series A, 7.10%,
01/01/41	10	15,677

		43,062

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) May 31, 2021	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina — 0.0%
Charlotte-Mecklenburg Hospital Authority (The) RB,
3.20%, 01/15/51	$20	$20,439

Tennessee — 0.1%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series B, 4.05%, 07/01/26	50	55,895

Total Municipal Bonds — 0.4% (Cost: $270,843)		274,822

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations(a)(c) — 2.5%
Connecticut Avenue Securities Trust
Series 2018-R07, Class 1M2, (1 mo. LIBOR US +
2.40%), 2.49%, 04/25/31	183	183,555
Series 2019-R02, Class 1M2, (1 mo. LIBOR US +
2.30%), 2.39%, 08/25/31	211	212,666
Series 2019-R04, Class 2M2, (1 mo. LIBOR US +
2.10%), 2.19%, 06/25/39	202	202,598
Series 2019-R05, Class 1M2, (1 mo. LIBOR US +
2.00%), 2.09%, 07/25/39	61	61,232
Series 2019-R06, Class 2M2, (1 mo. LIBOR US +
2.10%), 2.19%, 09/25/39	168	168,686
Freddie Mac
Series 2021-DNA3, Class M1, (30 day SOFR + 0.75%), 0.76%, 10/25/33	210	210,327
Series 2021-DNA3, Class M2, (30 day SOFR + 2.10%), 2.11%, 10/25/33.	20	20,332
Freddie Mac STACR REMIC Trust, Series 2020-HQA2, Class M2, (1 mo. LIBOR US + 3.10%), 3.19%, 03/25/50.	300	304,980
Freddie Mac Structured Agency Credit Risk Debt Notes, (30 day SOFR + 0.80%), 0.81%, 08/25/33	200	200,147

		1,564,523

Commercial Mortgage-Backed Securities — 0.7%
Barclays Commercial Mortgage Trust, Series 2019-C4, Class A5, 2.92%, 08/15/52	70	74,585
JPMDB Commercial Mortgage Securities Trust 2020- COR7, Series 2020-COR7, Class A5, 2.18%, 05/13/53	200	201,354
Wells Fargo Commercial Mortgage Trust, 3.70%, 11/15/48.	45	49,748
WFRBS Commercial Mortgage Trust
3.34%, 06/15/46	62	65,374
4.15%, 08/15/46(c)	20	21,324

		412,385

Total Non-Agency Mortgage-Backed Securities — 3.2% (Cost: $1,976,764)		1,976,908

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.4%
Freddie Mac STACR REMIC Trust, Series 2020-DNA1, Class M2, (1 mo. LIBOR US + 1.70%), 1.79%, 01/25/50(a)(c)	238	239,163

Mortgage-Backed Securities — 31.9%
Federal National Mortgage Association
3.50%, 02/01/34	71	76,382

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Federal National Mortgage Association (continued)
2.50%, 10/01/35 - 06/01/36	$239	$251,544
2.00%, 12/01/35 - 04/01/51	1,201	1,228,327
4.00%, 09/01/48	45	48,569
3.00%, 10/01/50 - 01/01/51	88	94,686
Freddie Mac Mortgage-Backed Securities
3.50%, 03/01/47	347	370,683
Series 2018-M4, Class A2, 3.05%, 03/25/28(c)	250	277,554
Series 2021-DNA1, Class M1, (30 day SOFR + 0.65%), 0.66%, 01/25/51(a)(c)	230	230,000
Series 2021-HQA1, Class M1, (30 day SOFR + 0.70%), 0.71%, 08/25/33(a)(c)	210	210,000
Series KSG1, Class A2, 1.50%, 09/25/30	120	118,842
Ginnie Mae Mortgage-Backed Securities
3.00%, 05/20/45 - 06/21/51(d)	1,920	2,014,897
3.50%, 12/20/45 - 06/21/51	1,550	1,643,839
4.00%, 03/20/46 - 06/21/51	488	518,998
2.50%, 12/20/46 - 06/21/51(d)	651	675,250
4.50%, 09/20/48 - 06/21/51(d)	193	206,648
1.50%, 06/21/51(d)	100	98,822
2.00%, 06/21/51(d)	350	355,872
5.00%, 06/21/51(d)	150	162,839
Government National Mortgage Association
3.50%, 09/20/45	272	290,544
2.50%, 12/20/50 - 05/20/51	1,582	1,639,465
2.00%, 04/20/51	573	583,059
Uniform Mortgage-Backed Securities
3.00%, 03/01/30 - 06/14/51(d)	1,918	2,017,647
2.50%, 04/01/32 - 06/14/51(d)	1,437	1,494,859
4.00%, 05/01/33 - 07/14/51(d)	1,082	1,168,201
1.50%, 06/17/36 - 06/14/51(d)	850	847,086
2.00%, 06/17/36 - 07/14/51(d)	1,400	1,419,322
3.50%, 06/17/36 - 06/14/51(d)	761	812,451
5.00%, 03/01/41	298	340,956
4.50%, 02/01/48 - 06/14/51(d)	476	518,347

		19,715,689

Total U.S. Government Sponsored Agency Securities — 32.3% (Cost: $19,904,109)		19,954,852

U.S. Treasury Obligations
U.S. Treasury Bonds
3.63%, 02/15/44	600	750,516
3.38%, 11/15/48	625	766,211
2.88%, 05/15/49	275	308,666
1.25%, 05/15/50	150	116,238
U.S. Treasury Notes
7.25%, 08/15/22	2,600	2,825,062
6.25%, 08/15/23	500	566,680
2.00%, 06/30/24	1,200	1,261,219
2.38%, 08/15/24	200	212,836
7.50%, 11/15/24	200	248,836

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Notes (continued)
6.00%, 02/15/26	$100	$124,398
0.63%, 05/15/30	500	461,777

Total U.S. Treasury Obligations — 12.3% (Cost: $7,378,706)		7,642,439

Total Long-Term Investments — 100.1% (Cost: $61,281,418)		61,941,114

	Shares

Short-Term Securities

Money Market Funds — 8.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class,
0.01%(e)(f)	5,227,532	5,227,532

Total Short-Term Securities — 8.5% (Cost: $5,227,532)		5,227,532

Total Investments Before TBA Sale Commitments — 108.6% (Cost: $66,508,950)		67,168,646

	Par (000)

TBA Sale Commitments

Mortgage-Backed Securities — (3.3)%
Ginnie Mae Mortgage-Backed Securities(d)
2.00%, 06/21/51	$(50)	(50,839)
2.50%, 06/21/51	(100)	(103,554)
3.00%, 06/21/51	(100)	(104,318)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities(d) (continued)
3.50%, 06/21/51	$(25)	$(26,258)
4.00%, 06/21/51	(50)	(53,037)
Uniform Mortgage-Backed Securities(d)
1.50%, 06/17/36	(25)	(25,304)
2.00%, 06/17/36	(100)	(103,309)
2.50%, 06/17/36	(98)	(102,305)
3.00%, 06/17/36 - 06/14/51	(727)	(759,721)
3.50%, 06/17/36 - 06/14/51	(494)	(521,705)
4.00%, 06/14/51	(50)	(53,409)
5.00%, 06/14/51	(119)	(130,747)

Total TBA Sale Commitments — (3.3)% (Proceeds: $(2,039,594))		(2,034,506)

Total Investments, Net of TBA Sale Commitments — 105.3% (Cost: $64,469,356)		65,134,140

Liabilities in Excess of Other Assets — (5.3)%		(3,283,916)

Net Assets — 100.0%		$61,850,224

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Represents or includes a TBA transaction.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$12,568,461	$—	$(7,340,929	)(a)	$—	$—	$5,227,532	5,227,532	$3,749	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro OAT	4	06/08/21	$783	$(8,654)
10-Year Australian T-Bond	50	06/15/21	5,394	36,474

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) May 31, 2021	BlackRock Systematic ESG Bond Fund

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts (continued)
U.S. Long Bond	23	09/21/21	$3,592	$(19,298)
Long Gilt Future.	28	09/28/21	5,056	(13,443)
2-Year US Treasury Notes	12	09/30/21	2,649	544
5-Year U.S. Treasury Notes.	58	09/30/21	7,181	(804)

				(5,181)

Short Contracts
Euro BTP	1	06/08/21	180	(903)
Euro Bund	36	06/08/21	7,460	14,911
10-Year Canada Bond	24	09/21/21	2,864	11,281
10-Year U.S. Treasury Notes	43	09/21/21	5,668	8,468
U.S. 10 Year Ultra Bond	16	09/21/21	2,316	(1,478)
U.S. Ultra Bond	4	09/21/21	738	5,969

				38,248

				$33,067

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	200,000	USD	272,362	JPMorgan Chase Bank N.A.	07/06/21	$11,791

USD	7,738	AUD	10,000	Morgan Stanley & Co. International PLC	06/16/21	(1)
USD	23,218	AUD	30,000	Morgan Stanley & Co. International PLC	06/16/21	—
USD	11,923	EUR	10,000	JPMorgan Chase Bank N.A.	06/16/21	(309)
USD	11,969	EUR	10,000	Morgan Stanley & Co. International PLC	06/16/21	(263)
USD	83,695	EUR	70,000	Morgan Stanley & Co. International PLC	06/16/21	(1,928)
USD	27,716	GBP	20,000	Citibank N.A.	06/16/21	(698)
USD	13,774	GBP	10,000	Morgan Stanley & Co. International PLC	06/16/21	(433)
USD	13,789	GBP	10,000	Morgan Stanley & Co. International PLC	06/16/21	(418)
USD	13,933	GBP	10,000	Morgan Stanley & Co. International PLC	06/16/21	(274)
USD	27,408	GBP	20,000	Morgan Stanley & Co. International PLC	06/16/21	(1,006)
USD	41,779	GBP	30,000	Morgan Stanley & Co. International PLC	06/16/21	(842)
USD	10,304	HKD	80,000	Citibank N.A.	06/16/21	(4)
USD	7,451	SGD	10,000	Citibank N.A.	06/16/21	(117)
USD	29,725	SGD	40,000	JPMorgan Chase Bank N.A.	06/16/21	(547)
AUD	600,000	USD	468,353	Deutsche Bank AG	06/17/21	(3,979)
USD	464,362	AUD	600,000	Goldman Sachs International	06/17/21	(13)
USD	276,513	GBP	200,000	JPMorgan Chase Bank N.A.	07/06/21	(7,640)

						(18,472)

						$(6,681)

Centrally Cleared Interest Rate Swaps

									Upfront
									Premium	Unrealized
Paid by the Fund		Received by the Fund		Effective	Termination	Notional			Paid	Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	Amount (000)		Value	(Received)	(Depreciation)
6-Month GBP LIBOR, 0.11%	Annual	0.11%	Annual	N/A	03/18/23	GBP	4,960	$(121)	$19	$(140)
0.26%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A	03/23/23	USD	160	(186)	(19)	(167)
(0.51%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	N/A	03/31/23	EUR	560	405	40	365
6-Month GBP LIBOR, 0.11%	Annual	0.11%	Annual	N/A	04/06/23	GBP	250	(73)	(10)	(63)
(0.50%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	N/A	04/08/23	EUR	1,280	740	(18)	758
6-Month GBP LIBOR, 0.11%	Annual	0.11%	Annual	N/A	04/09/23	GBP	300	(65)	1	(66)
(0.51%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	N/A	04/14/23	EUR	580	457	65	392
(0.49%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	N/A	04/23/23	EUR	340	84	2	82
6-Month GBP LIBOR, 0.11%	Annual	0.12%	Annual	N/A	05/07/23	GBP	690	(238)	3	(241)

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Systematic ESG Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

										Upfront
										Premium	Unrealized
Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Paid	Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
(0.48%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	N/A		05/11/23	EUR	520	$64	$3	$61
0.24%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		05/11/23	USD	180	(93)	1	(94)
(0.48%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	06/08/21	(a)	06/08/23	EUR	3,660	651	354	297
(0.47%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	06/08/21	(a)	06/08/23	EUR	390	(18)	2	(20)
0.06%	Annual	6-Month GBP LIBOR, 0.11%	Annual	06/08/21	(a)	06/08/23	GBP	10,360	24,827	1,388	23,439
0.12%	Annual	6-Month GBP LIBOR, 0.11%	Annual	06/08/21	(a)	06/08/23	GBP	370	255	38	217
0.14%	Annual	6-Month GBP LIBOR, 0.11%	Annual	06/08/21	(a)	06/08/23	GBP	490	59	3	56
0.16%	Annual	6-Month GBP LIBOR, 0.11%	Annual	06/08/21	(a)	06/08/23	GBP	330	(169)	(7)	(162)
0.28%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	06/08/21	(a)	06/08/23	USD	5,510	(6,103)	2,199	(8,302)
0.30%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	06/08/21	(a)	06/08/23	USD	340	(486)	4	(490)
(0.40%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	06/16/21	(a)	06/16/24	EUR	865	(121)	91	(212)
0.25%	Annual	6-Month GBP LIBOR, 0.11%	Annual	06/16/21	(a)	06/16/24	GBP	380	115	(103)	218
0.45%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	06/16/21	(a)	06/16/24	USD	1,920	(1,315)	(23)	(1,292)
6-Month CAD BA, 0.55%	Semi-Annual	0.96%	Semi-Annual	06/16/21	(a)	06/16/24	CAD	2,200	(424)	18	(442)
(0.31%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	06/08/21	(a)	06/08/26	EUR	1,440	4,237	813	3,424
(0.24%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	06/08/21	(a)	06/08/26	EUR	170	(251)	(179)	(72)
6-Month EURIBOR, (0.51%)	Semi-Annual	(0.24%)	Annual	06/08/21	(a)	06/08/26	EUR	10	13	—	13
6-Month GBP LIBOR, 0.11%	Annual	0.32%	Annual	06/08/21	(a)	06/08/26	GBP	15,020	(142,871)	(46,939)	(95,932)
6-Month GBP LIBOR, 0.11%	Annual	0.41%	Annual	06/08/21	(a)	06/08/26	GBP	100	(324)	(114)	(210)
6-Month GBP LIBOR, 0.11%	Annual	0.42%	Annual	06/08/21	(a)	06/08/26	GBP	470	(1,154)	(541)	(613)
6-Month GBP LIBOR, 0.11%	Annual	0.47%	Annual	06/08/21	(a)	06/08/26	GBP	720	388	11	377
6-Month GBP LIBOR, 0.11%	Annual	0.51%	Annual	06/08/21	(a)	06/08/26	GBP	470	1,750	(50)	1,800
3-Month LIBOR, 0.13%	Quarterly	0.98%	Semi-Annual	06/08/21	(a)	06/08/26	USD	1,330	6,785	4,500	2,285
3-Month LIBOR, 0.13%	Quarterly	0.99%	Semi-Annual	06/08/21	(a)	06/08/26	USD	130	740	497	243
1.38%	Semi-Annual	6-Month CAD BA, 0.55%	Semi-Annual	06/16/21	(a)	06/16/26	CAD	110	14	1	13
1-Month MXIBOR, 4.28%	Monthly	5.78%	Monthly	09/15/21	(a)	09/09/26	MXN	370	(427)	—	(427)
1-Month MXIBOR, 4.28%	Monthly	6.11%	Monthly	09/15/21	(a)	09/09/26	MXN	1,480	(637)	1	(638)
1-Month MXIBOR, 4.28%	Monthly	6.26%	Monthly	09/15/21	(a)	09/09/26	MXN	1,070	(107)	—	(107)
1-Month MXIBOR, 4.28%	Monthly	6.38%	Monthly	09/15/21	(a)	09/09/26	MXN	770	121	—	121
1-Month MXIBOR, 4.28%	Monthly	6.40%	Monthly	09/15/21	(a)	09/09/26	MXN	1,060	220	1	219
(0.27%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	09/15/21	(a)	09/15/26	EUR	90	286	1	285
(0.26%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	09/15/21	(a)	09/15/26	EUR	340	805	236	569
(0.26%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	09/15/21	(a)	09/15/26	EUR	40	89	1	88
(0.24%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	09/15/21	(a)	09/15/26	EUR	60	54	1	53
(0.21%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	09/15/21	(a)	09/15/26	EUR	50	(40)	1	(41)
(0.19%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	09/15/21	(a)	09/15/26	EUR	80	(147)	1	(148)
(0.17%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	09/15/21	(a)	09/15/26	EUR	140	(421)	2	(423)
(0.16%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	09/15/21	(a)	09/15/26	EUR	90	(377)	1	(378)
0.38%	Annual	3-Month STIBOR, (0.30%)	Quarterly	09/15/21	(a)	09/15/26	SEK	890	355	1	354
0.39%	Annual	3-Month STIBOR, (0.30%)	Quarterly	09/15/21	(a)	09/15/26	SEK	870	313	1	312
0.39%	Annual	3-Month STIBOR, (0.30%)	Quarterly	09/15/21	(a)	09/15/26	SEK	890	286	1	285
0.39%	Annual	3-Month STIBOR, (0.30%)	Quarterly	09/15/21	(a)	09/15/26	SEK	780	272	1	271
0.39%	Annual	3-Month STIBOR, (0.30%)	Quarterly	09/15/21	(a)	09/15/26	SEK	490	153	7	146
0.40%	Annual	3-Month STIBOR, (0.30%)	Quarterly	09/15/21	(a)	09/15/26	SEK	930	271	1	270
0.40%	Annual	3-Month STIBOR, (0.30%)	Quarterly	09/15/21	(a)	09/15/26	SEK	420	115	1	114
0.41%	Annual	3-Month STIBOR, (0.30%)	Quarterly	09/15/21	(a)	09/15/26	SEK	720	177	13	164
0.43%	Annual	3-Month STIBOR, (0.30%)	Quarterly	09/15/21	(a)	09/15/26	SEK	760	91	1	90
0.51%	Annual	6-Month GBP LIBOR, 0.11%	Annual	09/15/21	(a)	09/15/26	GBP	70	(22)	1	(23)
0.54%	Annual	6-Month GBP LIBOR, 0.11%	Annual	09/15/21	(a)	09/15/26	GBP	40	(89)	1	(90)
0.56%	Annual	6-Month GBP LIBOR, 0.11%	Annual	09/15/21	(a)	09/15/26	GBP	80	(317)	1	(318)
3-Month HIBOR, 0.17%	Quarterly	0.91%	Quarterly	09/15/21	(a)	09/15/26	HKD	570	57	1	56
0.91%	Semi-Annual	6-Month BBR, 0.99%	Semi-Annual	09/15/21	(a)	09/15/26	AUD	100	367	1	366
0.94%	Semi-Annual	6-Month BBR, 0.99%	Semi-Annual	09/15/21	(a)	09/15/26	AUD	90	243	1	242
0.95%	Semi-Annual	6-Month BBR, 0.99%	Semi-Annual	09/15/21	(a)	09/15/26	AUD	90	194	1	193
0.97%	Semi-Annual	6-Month BBR, 0.99%	Semi-Annual	09/15/21	(a)	09/15/26	AUD	70	107	1	106
0.98%	Semi-Annual	6-Month BBR, 0.99%	Semi-Annual	09/15/21	(a)	09/15/26	AUD	80	80	1	79
0.99%	Semi-Annual	6-Month BBR, 0.99%	Semi-Annual	09/15/21	(a)	09/15/26	AUD	80	45	1	44
1.00%	Semi-Annual	6-Month BBR, 0.99%	Semi-Annual	09/15/21	(a)	09/15/26	AUD	80	21	1	20
1.01%	Semi-Annual	6-Month BBR, 0.99%	Semi-Annual	09/15/21	(a)	09/15/26	AUD	100	5	1	4
1.01%	Semi-Annual	6-Month BBR, 0.99%	Semi-Annual	09/15/21	(a)	09/15/26	AUD	70	(4)	1	(5)
1.01%	Semi-Annual	6-Month BBR, 0.99%	Semi-Annual	09/15/21	(a)	09/15/26	AUD	110	(24)	1	(25)

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) May 31, 2021	BlackRock Systematic ESG Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

										Upfront
										Premium	Unrealized
Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Paid	Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
3-Month HIBOR, 0.17%	Quarterly	1.02%	Quarterly	09/15/21	(a)	09/15/26	HKD	190	$157	$—	$157
1.02%	Semi-Annual	6-Month BBR, 0.99%	Semi-Annual	09/15/21	(a)	09/15/26	AUD	40	(17)	—	(17)
1.03%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	09/15/21	(a)	09/15/26	USD	60	(172)	1	(173)
1.04%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	09/15/21	(a)	09/15/26	USD	50	(158)	1	(159)
1.05%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	09/15/21	(a)	09/15/26	USD	50	(187)	1	(188)
1.05%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	09/15/21	(a)	09/15/26	USD	180	(654)	2	(656)
6-Month SIBOR, 0.59%	Semi-Annual	1.05%	Semi-Annual	09/15/21	(a)	09/15/26	SGD	60	(40)	—	(40)
6-Month SIBOR, 0.59%	Semi-Annual	1.06%	Semi-Annual	09/15/21	(a)	09/15/26	SGD	50	(10)	—	(10)
6-Month SIBOR, 0.59%	Semi-Annual	1.06%	Semi-Annual	09/15/21	(a)	09/15/26	SGD	30	(12)	—	(12)
1.07%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	09/15/21	(a)	09/15/26	USD	100	(462)	1	(463)
6-Month SIBOR, 0.59%	Semi-Annual	1.07%	Semi-Annual	09/15/21	(a)	09/15/26	SGD	130	23	1	22
6-Month SIBOR, 0.59%	Semi-Annual	1.08%	Semi-Annual	09/15/21	(a)	09/15/26	SGD	120	66	1	65
6-Month SIBOR, 0.59%	Semi-Annual	1.10%	Semi-Annual	09/15/21	(a)	09/15/26	SGD	150	209	1	208
6-Month SIBOR, 0.59%	Semi-Annual	1.10%	Semi-Annual	09/15/21	(a)	09/15/26	SGD	50	68	—	68
6-Month SIBOR, 0.59%	Semi-Annual	1.10%	Semi-Annual	09/15/21	(a)	09/15/26	SGD	160	208	1	207
6-Month SIBOR, 0.59%	Semi-Annual	1.11%	Semi-Annual	09/15/21	(a)	09/15/26	SGD	50	74	—	74
6-Month SIBOR, 0.59%	Semi-Annual	1.12%	Semi-Annual	09/15/21	(a)	09/15/26	SGD	45	92	—	92
6-Month SIBOR, 0.59%	Semi-Annual	1.12%	Semi-Annual	09/15/21	(a)	09/15/26	SGD	26	47	—	47
6-Month SIBOR, 0.59%	Semi-Annual	1.14%	Semi-Annual	09/15/21	(a)	09/15/26	SGD	49	130	—	130
6-Month SIBOR, 0.59%	Semi-Annual	1.15%	Semi-Annual	09/15/21	(a)	09/15/26	SGD	70	214	—	214
6-Month SIBOR, 0.59%	Semi-Annual	1.18%	Semi-Annual	09/15/21	(a)	09/15/26	SGD	70	299	—	299
6-Month SIBOR, 0.59%	Semi-Annual	1.20%	Semi-Annual	09/15/21	(a)	09/15/26	SGD	70	338	—	338
6-Month WIBOR, 0.15%	Semi-Annual	1.46%	Annual	09/15/21	(a)	09/15/26	PLN	190	(411)	—	(411)
6-Month WIBOR, 0.15%	Semi-Annual	1.47%	Annual	09/15/21	(a)	09/15/26	PLN	200	(428)	—	(428)
6-Month WIBOR, 0.15%	Semi-Annual	1.51%	Annual	09/15/21	(a)	09/15/26	PLN	210	(316)	1	(317)
6-Month WIBOR, 0.15%	Semi-Annual	1.52%	Annual	09/15/21	(a)	09/15/26	PLN	210	(285)	1	(286)
6-Month WIBOR, 0.15%	Semi-Annual	1.56%	Annual	09/15/21	(a)	09/15/26	PLN	210	(179)	1	(180)
6-Month WIBOR, 0.15%	Semi-Annual	1.58%	Annual	09/15/21	(a)	09/15/26	PLN	220	(137)	1	(138)
6-Month WIBOR, 0.15%	Semi-Annual	1.60%	Annual	09/15/21	(a)	09/15/26	PLN	370	(146)	1	(147)
6-Month WIBOR, 0.15%	Semi-Annual	1.60%	Annual	09/15/21	(a)	09/15/26	PLN	240	(87)	1	(88)
6-Month WIBOR, 0.15%	Semi-Annual	1.62%	Annual	09/15/21	(a)	09/15/26	PLN	180	(28)	—	(28)
6-Month WIBOR, 0.15%	Semi-Annual	1.63%	Annual	09/15/21	(a)	09/15/26	PLN	90	3	—	3
6-Month WIBOR, 0.15%	Semi-Annual	1.64%	Annual	09/15/21	(a)	09/15/26	PLN	210	43	1	42
6.02%	Quarterly	3-Month JIBAR, 3.68%	Quarterly	09/15/21	(a)	09/15/26	ZAR	870	226	1	225
6.06%	Quarterly	3-Month JIBAR, 3.68%	Quarterly	09/15/21	(a)	09/15/26	ZAR	890	120	1	119
6.11%	Quarterly	3-Month JIBAR, 3.68%	Quarterly	09/15/21	(a)	09/15/26	ZAR	1,130	(19)	1	(20)
6.16%	Quarterly	3-Month JIBAR, 3.68%	Quarterly	09/15/21	(a)	09/15/26	ZAR	730	(124)	—	(124)
6.23%	Quarterly	3-Month JIBAR, 3.68%	Quarterly	09/15/21	(a)	09/15/26	ZAR	910	(338)	1	(339)
6.24%	Quarterly	3-Month JIBAR, 3.68%	Quarterly	09/15/21	(a)	09/15/26	ZAR	1,600	(670)	1	(671)
6.26%	Quarterly	3-Month JIBAR, 3.68%	Quarterly	09/15/21	(a)	09/15/26	ZAR	1,000	(481)	2	(483)
0.71%	Annual	6-Month GBP LIBOR, 0.11%	Annual	N/A		03/08/31	GBP	320	1,516	841	675
0.85%	Annual	6-Month GBP LIBOR, 0.11%	Annual	N/A		03/18/31	GBP	550	(7,556)	30	(7,586)
0.81%	Annual	6-Month GBP LIBOR, 0.11%	Annual	N/A		03/22/31	GBP	120	(910)	(107)	(803)
3-Month LIBOR, 0.13%	Quarterly	1.76%	Semi-Annual	N/A		03/22/31	USD	20	474	—	474
6-Month EURIBOR, (0.51%)	Semi-Annual	0.02%	Annual	N/A		03/31/31	EUR	70	(695)	(117)	(578)
0.76%	Annual	6-Month GBP LIBOR, 0.11%	Annual	N/A		04/06/31	GBP	70	(90)	43	(133)
6-Month EURIBOR, (0.51%)	Semi-Annual	0.03%	Annual	N/A		04/08/31	EUR	170	(1,366)	(70)	(1,296)
0.76%	Annual	6-Month GBP LIBOR, 0.11%	Annual	N/A		04/09/31	GBP	70	(31)	4	(35)
6-Month EURIBOR, (0.51%)	Semi-Annual	0.02%	Annual	N/A		04/14/31	EUR	90	(871)	(305)	(566)
6-Month EURIBOR, (0.51%)	Semi-Annual	0.08%	Annual	N/A		04/23/31	EUR	70	(238)	1	(239)
0.74%	Annual	6-Month GBP LIBOR, 0.11%	Annual	N/A		05/07/31	GBP	110	320	5	315
0.74%	Annual	6-Month GBP LIBOR, 0.11%	Annual	N/A		05/10/31	GBP	10	35	31	4
6-Month EURIBOR, (0.51%)	Semi-Annual	0.10%	Annual	N/A		05/11/31	EUR	70	(60)	1	(61)
3-Month LIBOR, 0.13%	Quarterly	1.54%	Semi-Annual	N/A		05/11/31	USD	50	(7)	1	(8)
6-Month EURIBOR, (0.51%)	Semi-Annual	0.04%	Annual	06/08/21	(a)	06/08/31	EUR	1,070	(11,373)	(14,581)	3,208
6-Month EURIBOR, (0.51%)	Semi-Annual	0.16%	Annual	06/08/21	(a)	06/08/31	EUR	80	407	150	257
6-Month EURIBOR, (0.51%)	Semi-Annual	0.17%	Annual	06/08/21	(a)	06/08/31	EUR	70	390	2	388
0.66%	Annual	6-Month GBP LIBOR, 0.11%	Annual	06/08/21	(a)	06/08/31	GBP	6,420	98,033	75,721	22,312
0.73%	Annual	6-Month GBP LIBOR, 0.11%	Annual	06/08/21	(a)	06/08/31	GBP	60	407	143	264
0.73%	Annual	6-Month GBP LIBOR, 0.11%	Annual	06/08/21	(a)	06/08/31	GBP	200	1,340	914	426
0.77%	Annual	6-Month GBP LIBOR, 0.11%	Annual	06/08/21	(a)	06/08/31	GBP	670	111	3,377	(3,266)

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Systematic ESG Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

										Upfront
										Premium	Unrealized
Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Paid	Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
0.80%	Annual	6-Month GBP LIBOR, 0.11%	Annual	06/08/21	(a)	06/08/31	GBP	670	$(2,366)	$(2,032)	$(334)
0.81%	Annual	6-Month GBP LIBOR, 0.11%	Annual	06/08/21	(a)	06/08/31	GBP	70	(306)	2	(308)
0.81%	Annual	6-Month GBP LIBOR, 0.11%	Annual	06/08/21	(a)	06/08/31	GBP	100	(449)	3	(452)
0.81%	Annual	6-Month GBP LIBOR, 0.11%	Annual	06/08/21	(a)	06/08/31	GBP	260	(1,151)	7	(1,158)
0.82%	Annual	6-Month GBP LIBOR, 0.11%	Annual	06/08/21	(a)	06/08/31	GBP	670	(3,989)	6,821	(10,810)
0.83%	Annual	6-Month GBP LIBOR, 0.11%	Annual	06/08/21	(a)	06/08/31	GBP	220	(1,609)	(11)	(1,598)
1.55%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	06/08/21	(a)	06/08/31	USD	980	1,006	6,423	(5,417)
1.59%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	06/08/21	(a)	06/08/31	USD	130	(372)	2	(374)
1.59%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	06/08/21	(a)	06/08/31	USD	2,070	(7,351)	3,307	(10,658)
1.66%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	06/08/21	(a)	06/08/31	USD	80	(815)	(330)	(485)
1.67%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	06/08/21	(a)	06/08/31	USD	2,160	(24,040)	(11,360)	(12,680)
6-Month GBP LIBOR, 0.11%	Annual	0.86%	Annual	06/08/21	(a)	06/08/51	GBP	200	(5,201)	(11,136)	5,935
6-Month GBP LIBOR, 0.11%	Annual	0.87%	Annual	06/08/21	(a)	06/08/51	GBP	10	(230)	(159)	(71)
6-Month GBP LIBOR, 0.11%	Annual	0.93%	Annual	06/08/21	(a)	06/08/51	GBP	250	(202)	(2,671)	2,469
6-Month GBP LIBOR, 0.11%	Annual	0.93%	Annual	06/08/21	(a)	06/08/51	GBP	245	550	(376)	926
6-Month GBP LIBOR, 0.11%	Annual	0.96%	Annual	06/08/21	(a)	06/08/51	GBP	20	235	7	228
6-Month GBP LIBOR, 0.11%	Annual	0.97%	Annual	06/08/21	(a)	06/08/51	GBP	30	502	2	500
6-Month GBP LIBOR, 0.11%	Annual	0.98%	Annual	06/08/21	(a)	06/08/51	GBP	260	5,202	(6,686)	11,888
3-Month LIBOR, 0.13%	Quarterly	1.95%	Semi-Annual	06/08/21	(a)	06/08/51	USD	380	(3,354)	(7,040)	3,686
3-Month LIBOR, 0.13%	Quarterly	2.03%	Semi-Annual	06/08/21	(a)	06/08/51	USD	50	495	2	493
3-Month LIBOR, 0.13%	Quarterly	2.03%	Semi-Annual	06/08/21	(a)	06/08/51	USD	860	9,480	(4,629)	14,109
3-Month LIBOR, 0.13%	Quarterly	2.06%	Semi-Annual	06/08/21	(a)	06/08/51	USD	30	555	46	509
3-Month LIBOR, 0.13%	Quarterly	2.07%	Semi-Annual	06/08/21	(a)	06/08/51	USD	700	14,000	(12,860)	26,860

									$(52,931)	$(14,223)	$(38,708)

(a)	Forward Swap.

OTC Interest Rate Swaps

											Upfront
											Premium	Unrealized
Paid by the Fund		Received by the Fund			Effective		Termination		Notional		Paid	Appreciation
Rate	Frequency	Rate	Frequency	Counterparty	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
3-Month LIBOR, 0.64%	Quarterly	1.54%	Quarterly	Bank of America N.A.	09/15/21	(a)	09/15/26	KRW	54,240	$ (322)	$—	$(322)
3-Month LIBOR, 0.64%	Quarterly	1.54%	Quarterly	Morgan Stanley & Co. International PLC	09/15/21	(a)	09/15/26	KRW	54,240	(310)	—	(310)
3-Month LIBOR, 0.64%	Quarterly	1.55%	Quarterly	Morgan Stanley & Co. International PLC	09/15/21	(a)	09/15/26	KRW	22,408	(123)	—	(123)
3-Month LIBOR, 0.64%	Quarterly	1.55%	Quarterly	Morgan Stanley & Co. International PLC	09/15/21	(a)	09/15/26	KRW	50,790	(268)	—	(268)
3-Month LIBOR, 0.64%	Quarterly	1.56%	Quarterly	Morgan Stanley & Co. International PLC	09/15/21	(a)	09/15/26	KRW	22,408	(113)	—	(113)
3-Month LIBOR, 0.64%	Quarterly	1.56%	Quarterly	Morgan Stanley & Co. International PLC	09/15/21	(a)	09/15/26	KRW	102,170	(511)	—	(511)
3-Month LIBOR, 0.64%	Quarterly	1.56%	Quarterly	Bank of America N.A.	09/15/21	(a)	09/15/26	KRW	67,224	(333)	—	(333)
3-Month LIBOR, 0.64%	Quarterly	1.56%	Quarterly	Citibank N.A.	09/15/21	(a)	09/15/26	KRW	37,065	(181)	—	(181)
3-Month LIBOR, 0.64%	Quarterly	1.56%	Quarterly	Bank of America N.A.	09/15/21	(a)	09/15/26	KRW	69,275	(334)	—	(334)
3-Month LIBOR, 0.64%	Quarterly	1.56%	Quarterly	Bank of America N.A.	09/15/21	(a)	09/15/26	KRW	110,100	(531)	—	(531)
3-Month LIBOR, 0.64%	Quarterly	1.56%	Quarterly	Morgan Stanley & Co. International PLC	09/15/21	(a)	09/15/26	KRW	50,790	(241)	—	(241)
3-Month LIBOR, 0.64%	Quarterly	1.56%	Quarterly	Morgan Stanley & Co. International PLC	09/15/21	(a)	09/15/26	KRW	151,780	(719)	—	(719)
3-Month LIBOR, 0.64%	Quarterly	1.56%	Quarterly	Goldman Sachs International	09/15/21	(a)	09/15/26	KRW	89,480	(420)	—	(420)

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) May 31, 2021	BlackRock Systematic ESG Bond Fund

OTC Interest Rate Swaps (continued)

											Upfront
											Premium	Unrealized
Paid by the Fund		Received by the Fund			Effective		Termination		Notional		Paid	Appreciation
Rate	Frequency	Rate	Frequency	Counterparty	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
3-Month LIBOR, 0.64%	Quarterly	1.57%	Quarterly	JPMorgan Chase Bank N.A.	09/15/21	(a)	09/15/26	KRW	33,673	$ (154)	$—	$(154)
3-Month LIBOR, 0.64%	Quarterly	1.57%	Quarterly	JPMorgan Chase Bank N.A.	09/15/21	(a)	09/15/26	KRW	68,835	(306)	—	(306)
3-Month LIBOR, 0.64%	Quarterly	1.57%	Quarterly	Citibank N.A.	09/15/21	(a)	09/15/26	KRW	101,240	(444)	—	(444)
3-Month LIBOR, 0.64%	Quarterly	1.57%	Quarterly	JPMorgan Chase Bank N.A.	09/15/21	(a)	09/15/26	KRW	69,275	(296)	—	(296)
3-Month LIBOR, 0.64%	Quarterly	1.58%	Quarterly	Citibank N.A.	09/15/21	(a)	09/15/26	KRW	101,017	(420)	—	(420)
3-Month LIBOR, 0.64%	Quarterly	1.58%	Quarterly	JPMorgan Chase Bank N.A.	09/15/21	(a)	09/15/26	KRW	110,020	(455)	—	(455)
3-Month LIBOR, 0.64%	Quarterly	1.58%	Quarterly	Citibank N.A.	09/15/21	(a)	09/15/26	KRW	149,710	(590)	—	(590)
3-Month LIBOR, 0.64%	Quarterly	1.59%	Quarterly	Morgan Stanley & Co. International PLC	09/15/21	(a)	09/15/26	KRW	116,430	(423)	—	(423)
3-Month LIBOR, 0.64%	Quarterly	1.59%	Quarterly	Bank of America N.A.	09/15/21	(a)	09/15/26	KRW	124,490	(433)	—	(433)
3-Month LIBOR, 0.64%	Quarterly	1.59%	Quarterly	Bank of America N.A.	09/15/21	(a)	09/15/26	KRW	102,710	(355)	—	(355)

										$ (8,282)	$—	$(8,282)

(a)	Forward Swap.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$108,250	$(122,473)	$136,727	$(175,435)
OTC Swaps	—	—	—	(8,282)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$77,647	$—	$77,647
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	11,791	—	—	11,791
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	136,727	—	136,727

	$—	$—	$—	$11,791	$214,374	$—	$226,165

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$44,580	$—	$44,580
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	18,472	—	—	18,472

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Systematic ESG Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$175,435	$—	$175,435
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	8,282	—	8,282

	$—	$—	$—	$18,472	$228,297	$—	$246,769

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended May 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(247,128)	$—	$(247,128)
Forward foreign currency exchange contracts	—	—	—	(10,237)	—	—	(10,237)
Swaps	—	(160,207)	—	—	(19,930)	(81,910)	(262,047)

	$—	$(160,207)	$—	$(10,237)	$(267,058)	$(81,910)	$(519,412)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$53,003	$—	$53,003
Forward foreign currency exchange contracts	—	—	—	(6,128)	—	—	(6,128)
Swaps	—	75,824	—	—	(54,023)	—	21,801

	$—	$75,824	$—	$(6,128)	$(1,020)	$—	$68,676

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$18,838,628
Average notional value of contracts — short.	$14,624,582
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$467,049
Average amounts sold — in USD	$327,648
Credit default swaps
Average notional value — buy protection	$127,539
Average notional value — sell protection	$0	(a)
Interest rate swaps
Average notional value — pays fixed rate	$46,611,527
Average notional value — receives fixed rate	$32,471,117
Inflation swaps
Average notional value — receives fixed rate	$840,000

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2021	BlackRock Systematic ESG Bond Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$12,766	$39,255
Forward foreign currency exchange contracts	11,791	18,472
Swaps — centrally cleared	—	2,274
Swaps — OTC(a)	—	8,282

Total derivative assets and liabilities in the Statement of Assets and Liabilities	24,557	68,283

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(12,766)	(41,529)

Total derivative assets and liabilities subject to an MNA	$11,791	$26,754

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offse	t(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
JPMorgan Chase Bank N.A.	$11,791	$(9,707)		$—	$—	$2,084

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)
Bank of America N.A.	$2,308	$—		$—	$—	$2,308
Citibank N.A.	2,454	—		—	—	2,454
Deutsche Bank AG	3,979	—		—	—	3,979
Goldman Sachs International	433	—		—	—	433
JPMorgan Chase Bank N.A.	9,707	(9,707)		—	—	—
Morgan Stanley & Co. International PLC	7,873	—		—	—	7,873

	$26,754	$(9,707)		$—	$—	$17,047

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.

(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$1,339,054	$—	$1,339,054
Corporate Bonds	—	30,392,638	—	30,392,638
Foreign Agency Obligations	—	360,401	—	360,401
Municipal Bonds	—	274,822	—	274,822
Non-Agency Mortgage-Backed Securities	—	1,976,908	—	1,976,908
U.S. Government Sponsored Agency Securities	—	19,954,852	—	19,954,852
U.S. Treasury Obligations	—	7,642,439	—	7,642,439

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Systematic ESG Bond Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$5,227,532	$—	$—	$5,227,532
Liabilities
Investments
TBA Sale Commitments	—	(2,034,506)	—	(2,034,506)

	$5,227,532	$59,906,608	$—	$65,134,140

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$11,791	$—	$11,791
Interest Rate Contracts	77,647	136,727	—	214,374
Liabilities
Foreign Currency Exchange Contracts	—	(18,472)	—	(18,472)
Interest Rate Contracts	(44,580)	(183,717)	—	(228,297)

	$33,067	$(53,671)	$—	$(20,604)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Statement of Assets and Liabilities

May 31, 2021

BlackRock Systematic
ESG Bond Fund

ASSETS
Investments, at value — unaffiliated(a)	$61,941,114
Investments, at value — affiliated(b)	5,227,532
Cash pledged:
Futures contracts	445,000
Centrally cleared swaps	310,000
Foreign currency, at value(c)	437,268
Receivables:
Investments sold	55,401
TBA sale commitments	2,039,594
Capital shares sold	158,273
Dividends — affiliated	100
Interest — unaffiliated	385,724
From the Manager	32,317
Variation margin on futures contracts	12,766
Unrealized appreciation on forward foreign currency exchange contracts	11,791
Prepaid expenses	27,278

Total assets	71,084,158

LIABILITIES
TBA sale commitments, at value(d)	2,034,506
Payables:
Investments purchased	6,791,980
Administration fees	1,458
Capital shares redeemed	98,073
Income dividend distributions	29,487
Trustees’ and Officer’s fees	399
Other accrued expenses	208,373
Service and distribution fees	1,375
Variation margin on futures contracts	39,255
Variation margin on centrally cleared swaps	2,274
Unrealized depreciation on:
Forward foreign currency exchange contracts	18,472
OTC swaps	8,282

Total liabilities	9,233,934

NET ASSETS	$61,850,224

NET ASSETS CONSIST OF
Paid-in capital	$61,212,587
Accumulated earnings	637,637

NET ASSETS	$61,850,224

(a) Investments, at cost — unaffiliated	$61,281,418
(b) Investments, at cost — affiliated	$5,227,532
(c) Foreign currency, at cost	$434,478
(d) Proceeds from TBA sale commitments	$2,039,594

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (continued)

May 31, 2021

BlackRock Systematic
ESG Bond Fund

NET ASSET VALUE
Institutional
Net assets	$54,287,781

Shares outstanding	5,280,656

Net asset value	$10.28

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$6,049,110

Shares outstanding	588,300

Net asset value	$10.28

Shares authorized	Unlimited

Par value	$0.001

Investor C
Net assets	$133,709

Shares outstanding	13,003

Net asset value	$10.28

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$1,379,624

Shares outstanding	134,176

Net asset value	$10.28

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statement of Operations

Year Ended May 31, 2021

BlackRock Systematic
ESG Bond Fund

INVESTMENT INCOME
Dividends — affiliated.	$3,749
Interest — unaffiliated	1,119,094

Total investment income	1,122,843

EXPENSES
Investment advisory	165,473
Professional	127,093
Registration	82,109
Printing and postage	77,228
Custodian	52,461
Pricing	48,881
Transfer agent — class specific	35,213
Administration	23,442
Accounting services	22,575
Service and distribution — class specific	12,041
Administration — class specific	11,031
Trustees and Officer	1,965
Miscellaneous	18,641

Total expenses	678,153
Less:
Administration fees waived	(22,404)
Administration fees waived — class specific	(9,153)
Fees waived and/or reimbursed by the Manager	(398,716)
Transfer agent fees waived and/or reimbursed — class specific	(9,918)

Total expenses after fees waived and/or reimbursed	237,962

Net investment income	884,881

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	416,413
Foreign currency transactions	56,736
Forward foreign currency exchange contracts	(10,237)
Futures contracts	(247,128)

Swaps	(262,047)

(46,263)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,063,073)
Foreign currency translations	(4,958)
Forward foreign currency exchange contracts	(6,128)
Futures contracts	53,003
Swaps	21,801

(999,355)

Net realized and unrealized loss	(1,045,618)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(160,737)

See notes to financial statements.

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Systematic ESG Bond Fund

	Year Ended May 31,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$884,881	$696,679
Net realized gain (loss)	(46,263)	1,212,660
Net change in unrealized appreciation (depreciation)	(999,355)	1,375,872

Net increase (decrease) in net assets resulting from operations	(160,737)	3,285,211

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,393,094)	(710,909)
Investor A	(113,468)	(17,533)
Investor C	(2,953)	(951)
Class K	(25,756)	(6,769)

Decrease in net assets resulting from distributions to shareholders	(1,535,271)	(736,162)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions.	13,624,848	22,272,533

NET ASSETS
Total increase in net assets	11,928,840	24,821,582
Beginning of year	49,921,384	25,099,802

End of year	$61,850,224	$49,921,384

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FIN A N C I A L S T A T E M E N T S	27

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Systematic ESG Bond Fund

	Institutional

	Year Ended May 31,					Period from 08/23/16 to 05/31/17	(a)
	2021	2020	2019		2018

Net asset value, beginning of period	$10.58	$9.85	$9.51		$9.81	$10.00

Net investment income(b)	0.17	0.22	0.25		0.22	0.15
Net realized and unrealized gain (loss)	(0.17)	0.76	0.36		(0.29)	(0.18)

Net increase (decrease) from investment operations	—	0.98	0.61		(0.07)	(0.03)

Distributions(c)
From net investment income	(0.23)	(0.25)	(0.27)		(0.23)	(0.16)
From net realized gain	(0.07)	—	—		—	—

Total distributions	(0.30)	(0.25)	(0.27)		(0.23)	(0.16)

Net asset value, end of period	$10.28	$10.58	$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	(0.08)%	10.06%	6.55%		(0.67)%	(0.32	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.20%	1.54%	2.02	%(g)	1.70%	1.63	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.41%	0.40%	0.41%		0.40%	0.44	%(h)

Net investment income	1.62%	2.15%	2.64%		2.30%	1.93	%(h)

Supplemental Data
Net assets, end of period (000)	$54,288	$47,860	$24,031		$23,816	$19,713

Portfolio turnover rate(j)	503%	287%	202%		530%	470%

(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)  Where applicable, assumes the reinvestment of distributions.

(e)  Aggregate total return.

(f)   Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,					Period from 08/23/16 to 05/31/17	(a)
	2021	2020	2019		2018
Investments in underlying funds	0.02%	0.03%	0.01%		0.01%	0.01%

(g)  Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 1.79%.

(h)  Annualized.

(i)   Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.91%.

(j)   Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,					Period from 08/23/16 to 05/31/17	(a)
	2021	2020	2019		2018
Portfolio turnover rate (excluding MDRs)	302%	177%	117%		243%	332%

See notes to financial statements.

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic ESG Bond Fund (continued)

	Investor A

	Year Ended May 31,					Period from 08/23/16 to 05/31/17	(a)
	2021	2020	2019		2018

Net asset value, beginning of period.	$10.58	$9.86	$9.51		$9.81	$10.00

Net investment income(b)	0.15	0.19	0.23		0.20	0.13
Net realized and unrealized gain (loss)	(0.18)	0.75	0.37		(0.29)	(0.18)

Net increase (decrease) from investment operations	(0.03)	0.94	0.60		(0.09)	(0.05)

Distributions(c)
From net investment income	(0.20)	(0.22)	(0.25)		(0.21)	(0.14)
From net realized gain	(0.07)	—	—		—	—

Total distributions	(0.27)	(0.22)	(0.25)		(0.21)	(0.14)

Net asset value, end of period	$10.28	$10.58	$9.86		$9.51	$9.81

Total Return(d)
Based on net asset value	(0.32)%	9.66%	6.39%		(0.95)%	(0.52	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.54%	1.97%	2.44	%(g)	2.17%	1.95	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.66%	0.66%	0.66%		0.67%	0.70	%(h)

Net investment income	1.40%	1.89%	2.39%		2.09%	1.69	%(h)

Supplemental Data
Net assets, end of period (000)	$6,049	$1,807	$550		$402	$59

Portfolio turnover rate(j)	503%	287%	202%		530%	470%

(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)  Aggregate total return.

(f)   Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,					Period from 08/23/16 to 05/31/17	(a)
	2021	2020	2019		2018
Investments in underlying funds	0.02%	0.03%	0.01%		0.01%	0.01%

(g)  Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.21%.

(h)  Annualized.

(i)   Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.22%.

(j)   Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,					Period from 08/23/16 to 05/31/17	(a)
	2021	2020	2019		2018
Portfolio turnover rate (excluding MDRs)	302%	177%	117%		243%	332%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic ESG Bond Fund (continued)

	Investor C

	Year Ended May 31,					Period from 08/23/16 to 05/31/17	(a)
	2021	2020	2019		2018

Net asset value, beginning of period.	$10.58	$9.85	$9.51		$9.81	$10.00

Net investment income(b)	0.07	0.12	0.16		0.12	0.07
Net realized and unrealized gain (loss)	(0.18)	0.75	0.35		(0.28)	(0.18)

Net increase (decrease) from investment operations	(0.11)	0.87	0.51		(0.16)	(0.11)

Distributions(c)
From net investment income	(0.12)	(0.14)	(0.17)		(0.14)	(0.08)
From net realized gain	(0.07)	—	—		—	—

Total distributions	(0.19)	(0.14)	(0.17)		(0.14)	(0.08)

Net asset value, end of period	$10.28	$10.58	$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	(1.07)%	8.96%	5.49%		(1.69)%	(1.09	)%(e)

Ratios to Average Net Assets(f)
Total expenses	2.40%	2.66%	3.20	%(g)	2.86%	2.73	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.41%	1.41%	1.41%		1.43%	1.45	%(h)

Net investment income	0.62%	1.15%	1.64%		1.26%	0.92	%(h)

Supplemental Data
Net assets, end of period (000)	$134	$124	$69		$66	$51

Portfolio turnover rate(j)	503%	287%	202%		530%	470%

(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)  Aggregate total return.

(f)   Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,					Period from 08/23/16 to 05/31/17	(a)
	2021	2020	2019		2018
Investments in underlying funds	0.02%	0.03%	0.01%		0.01%	0.01%

(g)  Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.97%.

(h)  Annualized.

(i)   Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.01%.

(j)   Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,					Period from 08/23/16 to 05/31/17	(a)
	2021	2020	2019		2018
Portfolio turnover rate (excluding MDRs)	302%	177%	117%		243%	332%

See notes to financial statements.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic ESG Bond Fund (continued)

	Class K

	Year Ended May 31,					Period from 08/23/16 to 05/31/17	(a)
	2021	2020	2019		2018

Net asset value, beginning of period.	$10.58	$9.85	$9.51		$9.81	$10.00

Net investment income(b)	0.18	0.24	0.26		0.22	0.15
Net realized and unrealized gain (loss)	(0.18)	0.74	0.35		(0.28)	(0.18)

Net increase (decrease) from investment operations	—	0.98	0.61		(0.06)	(0.03)

Distributions(c)
From net investment income	(0.23)	(0.25)	(0.27)		(0.24)	(0.16)
From net realized gain	(0.07)	—	—		—	—

Total distributions	(0.30)	(0.25)	(0.27)		(0.24)	(0.16)

Net asset value, end of period	$10.28	$10.58	$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	(0.02)%	10.10%	6.60%		(0.66)%	(0.29	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.17%	1.67%	2.70	%(g)	1.80%	1.74	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.36%	0.36%	0.36%		0.38%	0.40	%(h)

Net investment income	1.72%	2.38%	2.66%		2.30%	1.97	%(h)

Supplemental Data
Net assets, end of period (000)	$1,380	$130	$449		$48	$49

Portfolio turnover rate(j)	503%	287%	202%		530%	470%

(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)  Where applicable, assumes the reinvestment of distributions.

(e)  Aggregate total return.

(f)   Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,					Period from 08/23/16 to 05/31/17	(a)
	2021	2020	2019		2018
Investments in underlying funds	0.02%	0.03%	0.01%		0.01%	0.01%

(g)  Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.48%.

(h)  Annualized.

(i)   Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.01%.

(j)   Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,					Period from 08/23/16 to 05/31/17	(a)
	2021	2020	2019		2018
Portfolio turnover rate (excluding MDRs)	302%	177%	117%		243%	332%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds IV (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Systematic ESG Bond Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K Shares	No	No		None

Investor A Shares	Yes	No	(a)	None

Investor C Shares.	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk), foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.30%
$1 billion — $3 billion	0.28
$3 billion — $5 billion	0.27
$5 billion — $10 billion.	0.26
Greater than $10 billion.	0.26

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended May 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and distribution fees — class specific	$10,565	$1,476	$12,041

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million — $1 billion	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2021, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total
Administration fees	$10,010	$845	$29	$147	$11,031

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2021, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2021, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Reimbursed amounts	$212	$231	$35	$16	$494

For the year ended May 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent fees — class specific.	$28,548	$6,084	$355	$226	$35,213

Other Fees: For the year ended May 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $566.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to September 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2021, the amount waived was $4,752.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.41%
Investor A	0.66
Investor C	1.41

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

Share Class	Expense Limitation
Class K	0.36%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2021, amounts included in the Statement of Operations were as follows:

Fees waived and/or reimbursed by the Manager	$393,964
Administration fees waived	$22,404

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived - class specific and transfer agent fees waived and/or reimbursed - class specific, respectively, in the Statement of Operations. For the year ended May 31, 2021, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total
Administration fees waived — class specific	$8,132	$845	$29	$147	$9,153

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent fees waived and/or reimbursed — class specific	$5,442	$3,970	$281	$225	$9,918

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective August 23, 2023, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of May 31, 2021, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring

Fund Name/Fund Level/Share Class	May 31, 2022	May 31, 2023
BlackRock Systematic ESG Bond Fund
Fund Level.	$365,527	$416,368
Institutional	137	13,574
Investor A	1,469	4,815
Investor C	89	310
Class K	118	372

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on May 31, 2021:

Fund Name/Fund Level/Share Class	Expired May 31, 2021

BlackRock Systematic ESG Bond Fund
Fund Level	$330,741
Institutional	1,671
Investor A	920
Investor C	122
Class K	81

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2021, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended May 31, 2021, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities
Fund Name	Purchases	Sales	Purchases	Sales
BlackRock Systematic ESG Bond Fund	$642,767	$1,001,952	$280,293,627	$269,647,456

For the year ended May 31, 2021, purchases and sales related to mortgage dollar rolls were $108,233,009 and $108,323,662, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 05/31/21	Year Ended 05/31/20

BlackRock Systematic ESG Bond Fund
Ordinary income.	$1,386,877	$736,162
Long-term capital gains(a)	148,394	—

	$1,535,271	$736,162

(a)	The Fund designates these amounts paid during the fiscal year ended May 31, 2021 as 20% rate long-term capital gain dividends.

As of period end, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses	)(a)	Qualified Late-Year Loss	(b)	Total

BlackRock Systematic ESG Bond Fund	$—	$90,706	$628,885		$(81,954)		$637,637

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the accounting for swap agreements.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Systematic ESG Bond Fund	$64,479,708	$1,444,494	$(788,912)	$655,582

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/21		Year Ended 05/31/20
Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Systematic ESG Bond Fund
Institutional
Shares sold	3,340,126	$35,176,833	2,385,245	$24,390,669
Shares issued in reinvestment of distributions	76,028	802,357	21,790	223,598
Shares redeemed	(2,660,247)	(28,075,706)	(321,101)	(3,246,927)

	755,907	$7,903,484	2,085,934	$21,367,340

Investor A
Shares sold and automatic conversion of shares	533,479	$5,636,555	170,287	$1,769,397
Shares issued in reinvestment of distributions	10,635	112,068	1,619	16,491
Shares redeemed	(126,656)	(1,334,561)	(56,853)	(593,401)

	417,458	$4,414,062	115,053	$1,192,487

Investor C
Shares sold	5,354	$57,099	11,025	$113,247
Shares issued in reinvestment of distributions	189	1,995	22	222
Shares redeemed and automatic conversion of shares	(4,237)	(44,530)	(6,397)	(66,572)

	1,306	$14,564	4,650	$46,897

Class K
Shares sold	133,857	$1,420,126	20,549	$212,086
Shares issued in reinvestment of distributions	2,298	24,146	549	5,552
Shares redeemed	(14,270)	(151,534)	(54,398)	(551,829)

	121,885	$1,292,738	(33,300)	$(334,191)

	1,296,556	$13,624,848	2,172,337	$22,272,533

As of May 31, 2021, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
BlackRock Systematic ESG Bond Fund	1,985,000	5,000	5,000	5,000	2,000,000

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On June 9, 2021, the Board approved a proposal to change the name of the Fund from BlackRock Systematic ESG Bond Fund to BlackRock Sustainable Advantage CoreAlpha Bond Fund and certain changes to the Fund’s investment objective, investment strategies and investment process. These changes will be effective on October 1, 2021.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Systematic ESG Bond Fund and the Board of Trustees of BlackRock Funds IV:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Systematic ESG Bond Fund of BlackRock Funds IV (the “Fund”), including the schedule of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period ended May 31, 2021 and for the period from August 23, 2016 (commencement of operations) through May 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period ended May 31, 2021 and for the period from August 23, 2016 (commencement of operations) through May 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended May 31, 2021:

Fund Name	Federal Obligation Interest

BlackRock Systematic ESG Bond Fund	$97,312

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

For the fiscal year ended May 31, 2021, the Fund hereby designates the following maximum amounts allowable as interest income eligible to be treated as a section 163(j) interest dividend:

Fund Name	Interest Dividend

BlackRock Systematic ESG Bond Fund	$893,310

For the fiscal year ended May 31, 2021, the Fund hereby designates the following maximum amounts allowable as interest-related and qualified short-term capital gain dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Interest-Related and Qualified Short-Term Capital Gain Dividends

BlackRock Systematic ESG Bond Fund	$1,004,154

I M P O R T A N T T A X I N F O R M A T I O N	43

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 99 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 99 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 99 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year. Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 101 Portfolios	None

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 99 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 101 Portfolios	None

Catherine A. Lynch(d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 101 Portfolios	None

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 251 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 253 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

Trustee and Officer Information  (continued)

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021. Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Trustee of the Trust.

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	47

Additional Information (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

KRW	South Korean Won

MXN	Mexican Peso

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

BAB	Build America Bond

BBR	Bank Bill Rate

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

MXIBOR	Mexico Interbank Offered Rate

RB	Revenue Bond

REMIC	Real Estate Mortgage Investment Conduit

SAN	State Aid Notes

SIBOR	Singapore Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

STIBOR	Stockholm Interbank Offered Rate

TBA	To-Be-Announced

WIBOR	Warsaw Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	49

Want to know more?

blackrock.com  |  800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IMPBOND-05/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of trustees has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Systematic ESG Bond Fund	$39,592	$56,712	$4,000	$0	$16,100	$14,900	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Systematic ESG Bond Fund	$20,100	$14,900

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds IV

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: August 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: August 4, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds IV

Date: August 4, 2021